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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-03153

Russell Investment Company

(Exact name of registrant as specified in charter)

1301 2nd Avenue 18th Floor, Seattle Washington 98101

(Address of principal executive offices) (Zip code)

Mary Beth Rhoden, Secretary and Chief Legal Officer

Russell Investment Company

1301 2nd Avenue

18th Floor

Seattle, Washington 98101

206-505-4846

(Name and address of agent for service)

Registrant’s telephone number, including area code: 206-505-7877

Date of fiscal year end: December 31

Date of reporting period: January 1, 2012 to December 31, 2012

Item 1. Reports to Stockholders

2012 ANNUAL REPORT

LifePoints® Funds

Target Distribution Strategies

DECEMBER 31, 2012

FUND

2017 Retirement Distribution Fund — A Shares

2017 Retirement Distribution Fund — S Shares

Russell Investment Company

Russell Investment Company is a series investment company with 40 different investment portfolios referred to as Funds. These financial statements report on two of these Funds.

Russell Investment Company

LifePoints® Funds

Target Distribution Strategies

Annual Report

December 31, 2012

Russell Investment Company - LifePoints® Funds Target Distribution Strategies.

Copyright © Russell Investments 2013. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc., member FINRA and part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Shareholders

Dear Shareholder,

If the last few years have taught us anything, it’s that being a patient, long-term investor isn’t always easy. It takes courage and commitment to stay invested when the moods of the markets swing from euphoria to panic, with very little provocation. A comment made by a European leader, a government official in the U.S. or simply a news media spokesperson can send the markets racing up or spiraling down. But this is the world in which we live and invest today and, consequently, it has never been more important to have a long-term financial plan, realistic goals and timelines, and regular check-ins with your financial advisor.

As a result of these gyrations, the journey this past year may have felt more negative than the actual performance of the broad markets. Despite 2012’s ups and downs, the markets performed well. The Russell 1000® Index returned 16.42% for the year 2012.

Whether you’re saving for retirement, already there or building a college fund or a charitable giving trust, Russell has a long, proud heritage of developing multi-asset solutions to help investors like you reach your financial goals. This year we’ve made a number of changes to our portfolios designed to deliver greater diversification and potentially lower volatility to many of the investments we manage. Combined with the guidance of your advisor, we believe these changes and additions to our funds and portfolios will help you achieve a more broadly diversified portfolio and a more consistent outcome.

On the following pages you can gain additional insights by reviewing our Russell Investment Company 2012 Annual Report for LifePoints® Funds, Target Distribution Strategies for the fiscal year ended December 31, 2012, including portfolio management discussions and fund performance information.

Thank you for the trust you have placed in our firm. All of us at Russell Investments appreciate the opportunity to help you achieve financial security.

Best regards,

Sandra Cavanaugh

CEO, Americas Private Client Services

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Company

Market Summary as of December 31, 2012 (Unaudited)

U.S. Equity Markets

The U.S. equity market performed well during the fiscal year ended December 31, 2012. The market “climbed a wall of worry” during the fiscal year, as the strong performance of U.S. equities was in spite of lingering fears of a potential U.S. recession, continued uncertainty in Europe and slowing economic growth in China. For the one year period, the Russell 1000® Index returned 16.42% and the Russell 2000® Index returned 16.35%. Similar to the last fiscal period, the strong performance of the U.S. equity market was partially enabled by the continued resolve of central banks, in particular the U.S. Federal Reserve and European Central Bank. Official policy measures were aimed at containing the European sovereign debt crisis and combating slow economic growth and high unemployment. In addition, rising dividends, share buybacks and robust U.S. corporate earnings also helped push U.S. equity markets higher.

The U.S. equity market produced strong returns in each of the first three months of 2012, with the Russell 1000® Index returning 12.90%. U.S. equity investors were encouraged by the strong performance of computer technology and consumer discretionary companies. Stocks with high dividend yields, which had been trading at relatively high valuations, began to lag. However, the period was not dominated by the highest risk stocks, as companies with highly leveraged balance sheets also underperformed. Headline economic data in the United States was generally positive in the first three months of 2012. Year over year U.S. gross domestic product growth was positive and above 3.5% for the months of December 2011, January 2012 and February 2012 according to the U.S. Bureau of Economic Analysis. Unemployment in the U.S. decreased modestly during the quarter, from 8.5% in December 2011 to 8.3% in February 2012 according to the U.S. Bureau of Economic Analysis.

After strong performance during January, February and March, the U.S. equity market sold off in the second quarter. May was the worst single month of performance for U.S. stocks since September of 2011, as the Russell 1000® Index fell by 6.15%. During May, concerns over flagging Chinese and U.S. economic growth continued but the European sovereign debt crisis dominated investor psychology. Greece in particular remained front and center as it held a series of national elections that were staged as a referendum on Greece’s continued inclusion in the Euro. After an initial vote in May that resulted in no government being formed, speculation mounted about Greece exiting the Euro and the potential implications of its exit. This uncertainty created significant instability in the U.S. equity market in May and early June, which were further aggravated by worries over Spain’s banking system as well as Spanish and Italian government bond yields. However, the pro-Euro parties came out victorious in the Greek elections and progress at the eurozone summit helped the quarter end with a slight decrease in concerns about “tail risk” from Europe.

Many of the typical tilts of active managers were penalized during the month of May. Stocks with rising earnings estimates underperformed, as did stocks with low debt to capital ratios. The cheapest stocks in the U.S. equity market, based on price-to-earnings ratios, price-to-book ratios, and price-to-cash flow ratios, underperformed. Large capitalization managers, which normally underweight mega capitalization securities (securities of the largest companies as measured by market capitalization), faced a headwind from the outperformance of the top 50 mega capitalization stocks in the Russell 1000® Index. This combination of factor payoffs contributed to an unusually difficult quarter for active managers but also provided an opportunity to exploit the dislocations for potential future alpha (risk adjusted return) generation. The Chicago Board Options Exchange Market Volatility Index, a measure of the implied volatility of S&P 500 index options, rose during the months of April and May before falling in June to finish at 17.08. Correlations among stocks rose throughout the months of April, May and June to their highest levels of the year, in a pattern reminiscent of 2011.

After weak second quarter performance, the U.S. equity market performed well during July, August and September of 2012, with the Russell 1000® Index rising 6.31% during that time. Each of the three months was positive for the Russell 1000® Index. The most impactful news during this time came in the form of announcements from central banks, especially the U.S. Federal Reserve (the “Fed”) and the European Central Bank (“ECB”). On September 13, the Fed announced the third round of quantitative easing in the United States and the Russell 1000® Index was up 1.56% for the day. Another large one-day move came on September 6, as market participants responded to news from the ECB of “unlimited, sterilized bond purchases.” Investors responded positively to the significant decrease in the potential for the

4	Market Summary

Russell Investment Company

“worst case scenario” to occur with regard to European sovereign debt and associated tail risks. As these fears decreased, investors began shifting their focus to company specific valuations and fundamental measures such as cash flow generation and growth rates. The average correlation between stocks within the U.S. equity market decreased.

The factor environment also shifted and became significantly better for active managers. After struggling for much of the year, medium capitalization stocks came to life after July and made up significant ground in August. During the month of August, the Russell Midcap Index returned 3.15% and the Russell 1000® Index returned 2.43%. Stocks with lower valuation ratios, including those with low price-to-earnings and low price-to-book ratios, did particularly well in September. The signs of increased breadth of market leadership were welcomed by active managers as the year progressed and there was more differentiation based on company-specific information. Consumer discretionary stocks continued to fare well as U.S. economic data continued its gradual ascent.

The market was led marginally lower for the month of October 2012. In particular, large technology stocks struggled during the month. Apple, Inc., which had come to represent more than 4.00% of the Russell 1000® Index and more than 25.00% of the technology sector as measured by the Russell 1000® Index, struggled to provide earnings guidance that met analysts’ overall expectations. As other large technology companies followed suit, either with lower earnings guidance or failure to meet earnings or revenue estimates, the entire industry struggled.

In November, growth stocks outperformed value stocks and the market produced positive returns. However, the market saw significant intra-month volatility. After being down almost 5% near the midpoint of the month, the Russell 3000® Index rallied during the latter part of November. On November 7, 2012, the day after the U.S. presidential election, the Russell 3000® Index dropped by 2.25% and experienced its worst day of the month. After the presidential election, investors refocused their attention to what has been referred to as the “fiscal cliff.” This looming combination of higher taxes and spending cuts, ultimately aimed at reducing the federal budget deficit, was at the forefront of many investors’ concerns during the fourth quarter.

For the month of December, the Russell 3000 financial services sector was up 3.9%. Large weights to the financial services sector in the Russell 3000® Dynamic and Russell 3000® Value Indexes helped to power their returns above the returns of the Russell 3000® Defensive and Russell 3000® Growth Indexes. The year ended on a positive note, with a market rally on optimism that an agreement to avoid the “fiscal cliff” could be achieved.

The overall style environment for the year favored value stocks, as the Russell 1000® Value Index outperformed the Russell 1000® Growth Index. These indexes returned 17.51% and 15.26%, respectively. Furthermore, the environment was more favorable for dynamic stocks, as the Russell 1000® Dynamic Index outperformed the Russell 1000® Defensive Index. These indexes returned 20.21% and 12.75%, respectively.

The Russell 2000® Index shared a number of similarities with the Russell 1000® Index, with the Russell 2000® Value Index outperforming the Russell 2000® Growth Index and the Russell 2000® Dynamic Index outperforming the Russell 2000® Defensive Index. At a factor level, leverage, earnings per share variability and, to a lesser degree, beta were all rewarded, as investors were encouraged by both monetary policy and greater political clarity. The fiscal year was, however, a highly tumultuous period that resulted in both volatile equity market returns and risk appetites, as well as high stock correlations. This made it a challenging environment for U.S. small capitalization active managers, with the majority underperforming their respective benchmarks.

Non-U.S. Developed Equity Markets

For the fiscal year ended December 31, 2012, the non-U.S. equity market, as measured by the Russell Developed ex-U.S. Large Cap® Index (the “Index”), was up 16.73%. The ebb and flow of investor concern regarding global growth and sovereign debt led to a volatile but upward trending market environment over the 12 month period. For the most part, investors were able to see past large event risk and begin to focus on company fundamentals. In response to the multi-year debt crisis engulfing Europe, European central bank leaders implemented multiple policies to help alleviate the onerous borrowing costs in many peripheral nations. In late December 2011 and again in February 2012, the European Central Bank (“ECB”) implemented “Long-term Refinancing Operations,” in which it provided low cost loans to banks within the region. This program alleviated fear that Europe’s banks would stop extending credit to businesses and consumers, which triggered fairly substantial rallies in the global equity markets. In July, Mario Draghi, president of the ECB, asserted that ECB was ready to do whatever it takes to preserve the Euro. Investors viewed this announcement optimistically in hopes that downside risk had been substantially reduced. In September, the ECB announced a plan to purchase an unlimited amount of sovereign bonds with maturities between one and three years in further attempts to address the debt crisis.

Market Summary	5

Russell Investment Company

In the United States, similar easing was implemented in order to help boost economic growth and speed along the economic recovery. The first, Operation Twist, saw the U.S. Federal Reserve buy longer-term treasuries, while at the same time selling shorter-term treasuries. The intent of Operation Twist was to lower rates on the long end of the yield curve and encourage demand by making financing easier for consumers. Another policy action by the Federal Reserve was the announcement of “Quantitative Easing III,” in which the Federal Reserve plans to indefinitely purchase billions of dollars worth of agency mortgage-backed securities until the outlook for the labor market improves substantially. These quantitative easing policies generally had a positive influence on global equity markets, though with diminishing impact as subsequent rounds of easing were announced.

Corporate profits continued to surprise on the upside for the majority of the fiscal year. Much of this reflected significant de-leveraging efforts by companies following the financial crisis, which translated into improved and more sustainable profit margins. During the year, investors began to reward companies for their fundamental characteristics and not just reward companies that provide defensive positioning during volatile periods. As market sentiment improved, investors began to bid up companies more geared toward economic growth and that were trading at a discount to the market. During the fiscal year, Europe posted positive equity results as numerous easing policies and talks of a fiscal union calmed the market’s fear of a potential euro breakup. European stocks gained a remarkable 22% during the period as measured by the Index despite the abundance of negative news flow early in the year. In May, the eurozone’s duopolistic leadership of Angela Merkel and Nicolas Sarkozy was disrupted when Francois Hollande was elected President of France, bringing a pro-growth agenda to European negotiations that had previously been centered on austerity. Despite positive equity market performance in most member countries, economic data out of the region was poor for the period. Spain’s national unemployment rate hovered around 25%, while the unemployment rate for those under the age of 25 stayed above 50% for the period according to the Spanish National Statistics Institute. In Italy, gross domestic product contracted over 2% for the 12-month period ending September 30, 2012 according to the Italian National Institute of Statistics. Within European equity markets, the more stable growth companies such as pharmaceuticals and food retailers were the best performers as measured by the Index, although with the improved political support, the northern European financial sector also outperformed the Index.

United Kingdom (“U.K.”) stocks lagged the broad benchmark despite gaining 16.15% for the year as measured by the Index. With positive economic momentum following the Diamond Jubilee and the summer Olympics, the U.K. exited a recession that began in the first quarter of the year. Banks and industrials were some of the best performing sectors in the U.K. equity market, although the headwinds that faced energy and pharmaceutical companies contributed to the relative underperformance of the U.K.

Despite the positive global momentum that monetary stimuli provided, Japanese securities struggled to keep pace with their global peers. For the 12 month period ending December 31, 2012, the Japanese market returned 8.55% as measured by the Index, which made it the worst performing region during the period. For a majority of the year, the continued strength of the yen was a headwind for the country’s exporters, as multiple easing policies by the Bank of Japan had little lasting effect on weakening the country’s currency. Also, Japanese firms faced continued supply-chain disruptions as they struggled to rebuild domestic manufacturing facilities impacted by the earthquake/tsunami and offshore operations affected by massive floods in Thailand. In addition to natural disaster related issues, Japanese firms were negatively impacted by geopolitical strife. Chinese-Japanese relations soured during the summer as both countries laid claim to a group of uninhabited islands in the East China Sea. In response, Chinese consumers shunned Japanese products, damaging Japanese exports. Automakers in Japan subsequently lowered their sales and earnings forecasts.

Sector payoffs were largely a reversal of the prior year’s results. Many of the sectors that struggled in 2011 had strong results in 2012. Financials, consumer discretionary, health care, and industrials were the top performing sectors in 2012, while energy, telecommunications, utilities and materials all struggled. Commercial banks were large beneficiaries of the improved sentiment in the market, as most regions posted strong results, notably the northern European banks. The consumer discretionary sector also had a reversal of results compared with 2011. With strong sales and demand from emerging markets, especially in the luxury goods and auto sectors, consumer discretionary was the second best performing sector in the Index. The energy sector was the worst performing sector in the Index, as oil prices stagnated and global growth prospects were very modest. Worries of slower growth continued to weigh on the materials sector, while a realized slowdown in China depressed commodity prices.

Emerging Markets

The Russell Emerging Markets® Index (the “Index”) gained 18.78% over the fiscal year ended December 31, 2012. In what was another relatively volatile period, macroeconomic events and policy continued to impact emerging market

6	Market Summary

Russell Investment Company

equities against a backdrop that saw investor attention frequently occupied by the ongoing sovereign debt crisis in Europe. Inflationary pressures eased through the year, allowing central banks from Brazil to India to China to reduce interest rates and provide improving liquidity conditions for equity markets. With central banks in the developed world extending quantitative easing measures, amid record low interest rates, emerging markets benefited from investors’ appetite for returns. Measures to control currency appreciation were also adopted by several nations in an effort to maintain the competitiveness of their exports. An improving economic picture out of China in the final third of the year and a growing belief that the U.S. “fiscal cliff” would be resolved were catalysts for an end of year rally.

The monetary stimulus that sparked life into global equity markets at the end of 2011 enhanced returns in emerging markets through the first quarter of 2012, as the Index enjoyed its best first quarter in 20 years, registering a 14.65% first quarter gain. Confidence was augmented by an additional round of long term refinancing operations from the European Central Bank (“ECB”) at the end of February, aimed at ensuring another credit crunch did not stifle economic growth. A calming of events in the eurozone, after Greece made a tentative agreement with its creditors, spurred Eastern European markets, which are highly geared to the eurozone region. Fear over slowing economic growth was the basis for stimulus packages and central bank action across a number of emerging markets. Investor reaction was mixed across the different countries but all markets registered positive returns. During the second quarter of 2012, emerging markets gave back the majority of outperformance generated over the first quarter of 2012. Confirmation of a slowdown in China and growth concerns more broadly across emerging markets combined to weigh on investor risk appetite, which resulted in large capital outflows and weakening currencies. A 20% dive in the price of Brent crude amid softening commodity prices proved detrimental for a number of emerging markets. The Index declined 9.14% during the quarter.

After a slow start, the third quarter of 2012 saw emerging markets rebound with the Index climbing 7.99%. Once again, it was a combination of stimulus action from policymakers and central bank monetary easing across both developed and emerging markets which bolstered investor confidence. At the forefront of this was the ECB President Mario Draghi, who declared that the bank would do “whatever it takes” to protect the euro. The result was a sharp fall in investor risk aversion and emerging markets became the beneficiaries of increased investor liquidity. Positive equity returns were registered despite the release of some relatively weak macroeconomic data in a number of major emerging countries and continuing weakness in earnings expectations.

The fourth quarter of 2012 saw emerging markets record solid returns, with the Index returning 5.58%. Key events included a U.S. presidential election as well as a political transition in China, which is scheduled once every ten years. The uncertainty created by these two events was the basis for a mid quarter dip. However, neither event provided much surprise and investors shifted their focus to the impending “fiscal cliff” in the U.S. Although initial nervousness led markets lower, investor hopes for a resolution were reflected in a rally which began in the second half of November and continued through the year end. The positive sentiment was augmented by a debt agreement in Greece, the U.S. Federal Reserve’s decision to extend its quantitative easing program and continued improvement in forward looking indicators in China.

For the one year period ended December 31, 2012, Turkey was the best performing market, not only in the Eastern European region, but also the world, rising 63.15% over the period as measured by the Index. The country was aided by a sovereign debt upgrade, improving public finances and a growing domestic market that served to support corporate earnings and enable the central bank to implement interest rate cuts. Russia was one of the weakest regional markets over the fiscal year, returning just 12.35% as measured by the Index. The energy weighted market suffered as the price of crude oil declined 7.1% over the period. Issues with regard to corporate governance and corruption remained a focus for investors as valuations remained at a discount to other emerging markets. The Czech Republic also recorded a disappointing year, climbing 1.39% as measured by the Index. The financials weighted market suffered as investors sought to avoid exposure to the eurozone debt crisis.

In Latin America, Brazil was the weakest market during the fiscal year, adding just 4.66% as measured by the Index. Decelerating gross domestic product (“GDP”) growth led the central bank to cut rates to record lows over the period while the government announced a raft of stimulus measures. Supply side issues continued to constrain growth and many of the government’s measures focused on longer term infrastructure investment. However, investors focused on the potentially inflationary impact of these actions. An expected uptick in GDP growth in the third quarter did not materialize although a recovery in China gave the equity market some impetus in the last six weeks of the year. This was most notable in the resources sector, which had been hurt by the weaker outlook for global growth. Meanwhile, Mexico was the best performing market in Latin America, rising 33.49% as measured by the Index, and was helped by robust

Market Summary	7

Russell Investment Company

management of public finances, a presidential election and a recovery in its largest trading market, the United States. Speculation that new president, Enrique Peña Nieto, may seek to open the energy sector to private investment was also well received. The Colombian equity market was another strong performer, gaining 31.27% as measured by the Index, underpinned by strong fiscal management, attractive GDP growth and a $100bn infrastructure investment plan.

Asian markets recorded some of the largest gains in the Index, including a 44.32% rise in Thailand. Recovery and reconstruction in the wake of floods in 2011 provided major stimulus to the economy. The Philippines also performed well, gaining 45.91% as measured by the Index, as improving macroeconomic fundamentals and a reformist government boosted investor confidence. South Korean equities added 19.64% over the fiscal year as measured by the Index. South Korean GDP slowed to just 1.6% in the third quarter and a deterioration in key trade markets of Europe and China and a stronger local currency (Won) hurt exporters. However, the market rallied in the fourth quarter, boosted by Chinese macroeconomic data that suggested the country would avoid a hard landing and positive sentiment towards a “fiscal cliff” deal. China registered some robust return, gaining 20.08% as measured by the Index. Despite fears over a hard landing and a string of consecutively weak economic data releases that impacted the market during the middle of the year, the country strongly rebounded in the fourth quarter. A deceleration in GDP to 7.5%, the lowest reading since 2009, provided the backdrop to a period which saw the central bank cut rates twice as well as implement a number of other stimuli in an effort to ward off a sharp economic slowdown. Data released in the third quarter indicated that these efforts had been successful and provided impetus for a rally into year end.

In contrast, some North Asian markets were left trailing regional peers. Deteriorating fundamentals, including rising inflation and declining exports, left the Taiwanese market lagging with a 17.54% return as measured by the Index. Indian equities began the year well before a deterioration in GDP growth, inflationary pressures, plunging industrial production and corporate scandals negatively impacted the market mid-year. The impact saw the Indian rupee hit an all time low against the dollar, which was another headwind to the country’s economy. India is a net importer of oil and rising fuel costs saw refiners raise prices, further inflaming inflationary pressures. However, a flurry of investor-friendly reforms and a healthier third quarter GDP reading of 5.3% YoY (year over year) provided a strong boost to the market in the fourth quarter. India finished the fiscal year up by 25.70%, as measured by the Index.

At the sector level, health care was the best performing sector, climbing 34.67% during the fiscal year as measured by the Index. The sector benefited from a combination of strong fundamentals and merger and acquisition activity, particularly in Asia where medical supplies manufacturers and life providers alike did well. Pro-cyclical sectors technology and financials also performed well, adding 23.57% and 26.64% respectively, while consumer staples rose 27.17%. Within consumer staples, beverage producers did particularly well on the back of continued demand growth and a round of merger and acquisition activity in the sector. The weakest performance came from energy and materials and processing, which advanced 6.13% and 10.88%, respectively, as measured by the Index.

U.S./Global Fixed Income Markets

For the fiscal year ended December 31, 2012, fixed income markets continued to be driven by global macroeconomic factors. The market started the year following a positive trend as part of a relief rally that began in October 2011. This rally was supported by a series of positive announcements during a respite from negative announcements from the United States and Europe. However, negative developments started to resurface once again in April and May, which caused a temporary setback in the market’s rally. Central bankers from Europe and the United States responded by providing additional stimulus to ease investor concerns. With the support from central banks, the market continued its rally through the end of the year.

Markets outperformed in the first quarter as positive developments, and a decline in negative announcements, supported demand for non-treasury sectors. In February, the U.S. Federal Reserve (the “Fed”) announced the private sale of the remaining assets in its Maiden Lane II portfolio to Credit Suisse Group AG. This portfolio primarily consisted of non-agency mortgage assets that were acquired in 2008 from American International Group Inc. (AIG) to alleviate capital and liquidity pressures on the company. A portion of the Maiden Lane II portfolio was sold off in the open market in 2011, but sales were halted after the drawn out sales process started to materially depress sub-prime non-agency mortgage asset prices. This transaction was seen as a positive development as it removed looming concerns of potentially another round of disruptive open market sales. The Fed stated that the combined sales of the Maiden Lane II portfolio netted a $2.8 billion profit for U.S. taxpayers. In the same month, the European Central Bank provided 800 eurozone banks with an additional €529.5 billion in low interest loans as part of the second round of its Long Term Refinancing Operations (“LTRO”). The LTRO program was a low cost loan scheme for European banks that was announced by the European Central Bank towards the end of 2011 in a bid to help ease the eurozone crisis. Round one was carried out in

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December 2011, when banks took €489 billion from the European Central Bank. Separate but related, the European Central Bank and the International Monetary Fund also finally agreed to a €130 billion bailout for Greece to help it avoid default. The combination of these developments reduced the short-term risk of negative knock-on effects to emerging market countries. This respite was reflected positively in emerging market debt performance, with the Barclays Emerging Market (USD) Index outperforming equivalent duration U.S. treasuries by 3.55% in February. In March, the results of the Fed’s stress test of the 19 largest U.S. banks’ capital adequacy were released. With 15 of the 19 banks passing the stress test, markets continued to rally. For February and March 2012, all credit sectors in the Barclays US Aggregate Bond Index outperformed their respective equivalent duration U.S. treasuries. In particular, investment grade corporate bonds (particularly the financial sub-sector), commercial mortgage-backed securities and emerging market debt lead the way. The Barclays Investment Grade Corporate Index, Barclays Commercial Mortgage Backed Securities Index and the Barclays Emerging Market (USD) Index outperformed equivalent duration U.S. treasuries by 2.00%, 2.07% and 5.13%, respectively. Non-agency mortgage performance as represented by the total return of the MarkIt ABX Home Equity AAA 06-2 Index was 4.88% and -0.27% in February and March, respectively.

However, risk aversion returned to the marketplace in April and May as negative news out of the U.S. and Europe dominated markets once again. U.S. economic data releases were lackluster as labor markets remained weak with initial jobless claims at the start of April elevated at approximately 388,000 according to the U.S. Department of Labor. The first quarter 2012 advanced U.S. Gross Domestic Product (“GDP”) release came in below expectations at a sluggish 2.2% according to the U.S. Bureau of Economic Analysis. In Europe, concerns over the solvency of Spanish banks were front and center in addition to S&P’s downgrade of Spain’s debt rating from A to BBB+ in April. In May, concerns continued to mount as Spanish yields continued to increase, reflecting growing perceived risk in the Spanish banking sector. In addition, investors had to deal with the uncertainty surrounding which party would win in the upcoming Greek elections. Greek parties had differing views on austerity and the outcome of the election was seen to influence whether or not Greece would exit the Euro. Up until this point, U.S. 10-year treasury yields had been increasing from 1.87% at the beginning of January 2012 to 2.21% at the end of March. Due to the negative developments in these two months, U.S. 10-year treasury yields decreased by 0.65% to 1.56% at the end of May, reflecting a flight-to-safety by investors. Over this period, all credit risk sectors in the Barclays U.S. Aggregate Bond Index underperformed equivalent duration U.S. treasuries. The asset-backed securities sector underperformed the least, as investors continued to see these securities as high quality and liquid. However, the Barclays US Mortgage Backed Securities Index, Barclays Investment Grade Corporate Index, Barclays Commercial Mortgage Backed Securities Index, Barclays High Yield Index and Barclays Emerging Market (USD) Index underperformed equivalent duration U.S. treasuries by 0.92%, 2.11%, 0.94%, 2.34% and 5.56%, respectively. Non-agency mortgage performance as represented by the total return of the MarkIt ABX Home Equity AAA 06-2 Index was 1.67% and (0.23)% in April and May, respectively.

After these two tumultuous months, markets rallied as a series of central bank actions stimulated investors to resume risk taking. In June, Spain accepted a bailout package of up to €100 billion that focused on stabilizing the Spanish banking sector. Afterwards, the anxiety surrounding the Greek election subsided after the pro-bailout New Democracy party won the elections and gave hope to investors that Greece would stay in the Euro. The market’s positive momentum continued in July as Mario Draghi, president of the European Central Bank, publicly announced that the European Central Bank was ready to do whatever it takes to preserve the Euro. The Fed reaffirmed its commitment to keep rates low until end of 2014, but remained elusive about the possibility of releasing a third round of quantitative easing. Meanwhile, investors continued to bolster the markets on speculation that the Fed’s stimulus would be announced in the near future. In September, the Federal Reserve announced a third round of quantitative easing, as many had speculated, but surprised investors with the open ended nature of the stimulus program. The third round of quantitative easing (“Quantitative Easing III”) would be in the form of an additional $40 billion in agency mortgage backed securities purchases per month until labor markets substantially improved. While investors had already bid up agency mortgages in expectation of a stimulus program using agency mortgage purchases, the open ended nature of the announcement caused agency mortgages to further rally immediately after the announcement. The Fed also announced the continuation of Operation Twist (a program to sell short-term U.S. treasuries and buy longer-dated bonds) and revised its expectation of a rate rise to mid-2015. The culmination of the various developments over this period was highly supportive of risk assets. From June to October, the U.S. 10-year treasury yield increased from 1.56% at the end of May to 1.69% at the end of October. The Barclays US Mortgage Backed Securities Index, Barclays Investment Grade Corporate Index, Barclays Commercial Mortgage Backed Securities Index, Barclays High Yield Index and Barclays Emerging Market (USD) Index outperformed equivalent duration U.S. treasuries by 0.90%, 5.60%, 4.89%, 7.46% and 11.00%, respectively. Non-agency mortgage performance as represented by the total return of the MarkIt ABX Home Equity AAA 06-2 Index was very strong over this period, with the most outstanding month being September where the index returned 19.47%.

Market Summary	9

Russell Investment Company

Markets cooled off a bit in November following the U.S. Presidential election. The Barclays Investment Grade Corporate Index underperformed equivalent duration U.S. treasuries by 0.87% and the U.S. 10-year treasury yield decreased 0.08% as markets refocused their concerns on the “fiscal cliff” negotiations. The investment grade corporate sector was notably affected, as issuers pushed through issuances planned for early 2013 in order to get ahead of any tax and market uncertainties as a result of the fiscal cliff. Markets ended the year in December on a high note with all major fixed income sectors in the Barclays US Aggregate Bond Index outperforming their respective equivalent duration U.S. treasuries. For example, the investment grade corporate bond sector, as measured by the Barclays Investment Grade Corporate Index, outperformed equivalent duration U.S. treasuries by 0.60%. Furthermore, the 10-year U.S. treasury yield increased by 0.12%. December is traditionally a quiet month as markets slow down heading in to the holiday season. However, investors were kept on their toes this year as the Fed announced another round of quantitative easing on December 12th. The Fed announced their plans to let Operation Twist expire and replaced it with $45 billion of U.S. treasury purchases per month. In addition, the Fed provided a small surprise to the market by announcing a new guidance format for providing clarity on the path of interest rates. The Fed stated that they expect the federal funds rate will need to be low as long as the jobless rate is above 6.5%, shorter-term (between one to two years ahead) inflation is no more than 2.5%, and longer-term inflation is well-anchored. December was also eventful due to the ongoing fiscal cliff negotiations that were drawn out until just before the December 31st deadline. Despite the tense drama, markets had become increasingly optimistic of a non-catastrophic outcome throughout the month and this optimism drove December’s market rally.

10	Market Summary

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Russell Investment Company

2017 Retirement Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

2017 Retirement Distribution Fund - A Shares #‡
	Total Return
1 Year	2.81%
* Inception	(2.84	)%§

Russell 1000® Index **
	Total Return
1 Year	16.42%
* Inception	2.20	%§

Barclays U.S. Aggregate Bond Index ***
	Total Return
1 Year	4.21%
* Inception	5.81	%§

Russell Developed ex-U.S. Large Cap® Index Net****
	Total Return
1 Year	16.73%
* Inception	(3.22	)%§

12	2017 Retirement Distribution Fund — A Shares

Russell Investment Company

2017 Retirement Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The 2017 Retirement Distribution Fund — A Shares (the “Fund”) seeks to provide a stated annual target distribution for 10 years from its inception. As a secondary objective, the Fund seeks preservation of a portion of the capital initially invested.

How did the Fund perform for the fiscal year ended December 31, 2012?

The Fund is intended to provide for distribution or “decumulation” of assets during retirement. The Fund is not intended for pre-retirement wealth accumulation. The investment strategy of the Fund is fundamentally different than standard accumulation-oriented mutual funds.

For the fiscal year ended December 31, 2012, the 2017 Retirement Distribution Fund — A Shares gained 9.01%. This is compared to the Russell 1000® Index, which gained 16.42%, the Barclays U.S. Aggregate Bond Index, which gained 4.21%, and the Russell Developed ex-U.S. Large Cap Index Net, which gained 16.73% during the same period.

The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the period. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are shown above. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

How did the market conditions described in the Market Summary report and the investment strategies and techniques employed by the Fund affect the Fund?

The dynamic asset allocation strategy used by the Fund to allocate assets among Underlying Funds is determined pursuant to a quantitative investment model. Based on the Fund’s specific characteristics, such as the net asset value (“NAV”), time horizon remaining, and target annual distribution, the investment model selected a cautiously-oriented allocation of 23.76% to equity and 76.24% to fixed income Underlying Funds to begin 2012. The model reallocated towards equity Underlying Funds and away from fixed income Underlying Funds through the first quarter. This generated positive results as equity markets had a strong quarter relative to fixed income, driven by positive headline U.S. economic data. However, equity markets pulled back in the second quarter on concerns over the ongoing European sovereign debt crisis, which spilled into U.S. market sentiment. The model increased its equity Underlying Fund allocation to 41.04% by early April before reallocating away in response to the market pullback in the second quarter. By the end of June, the model had allocated 36.87% to equity Underlying Funds and 63.13% to fixed income Underlying Funds.

In a sharp reversal from the second quarter, the latter half of 2012 saw sharp gains in equity markets in response to positive policy actions from the U.S. and Europe to support markets. In the U.S., the Federal Reserve announced another round of quantitative easing, and the European Central Bank announced its commitment to unlimited asset purchases to support its weaker member countries, removing much of the “tail risk” that pulled markets back earlier in the year. As U.S. and non-U.S. markets rallied to finish the year strong, the model ended the year much more allocated to equities, with 50.14% to equity Underlying Funds and 49.86% to fixed income Underlying Funds. There was no allocation to cash (represented by the Russell Money Market Fund) during the fiscal year. The Fund made its fifth distribution payment (a portion of which included a return of capital) on December 27th, 2012 and maintained its equity and fixed income Underlying Fund positioning through the end of the year.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On August 15, 2012, the Fund added the Russell U.S. Dynamic Equity Fund as an Underlying Fund. The Russell U.S. Dynamic Equity Fund was added as a diversifier to the overall portfolio and to the return patterns of the Russell U.S Defensive Equity Fund.

Effective August 15, 2012, RIMCo changed the Russell U.S. Quantitative Equity Fund’s investment strategy from a quantitative investment approach to investing in defensive stocks and discontinued its limited long-short strategy. As a result, the fund’s primary benchmark changed from the Russell 1000® Index to the Russell 1000® Defensive Index™ and the fund changed its name to the Russell U.S. Defensive Equity Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

2017 Retirement Distribution Fund — A Shares	13

Russell Investment Company

2017 Retirement Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

*	The Fund first issued shares on December 31, 2007.

#	The inception total return reflects the deduction of 5.75% sales charge for Class A.

‡	The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are presented. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

***	The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

****

Russell Developed ex-U.S. Large Cap Index® (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14	2017 Retirement Distribution Fund — A Shares

Russell Investment Company

2017 Retirement Distribution Fund — A Shares

Shareholder Expense Example — December 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1); and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value July 1, 2012	$1,000.00	$1,000.00
Ending Account Value December 31, 2012	$1,059.00	$1,022.52
Expenses Paid During Period*	$2.69	$2.64

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

2017 Retirement Distribution Fund — A Shares	15

Russell Investment Company

2017 Retirement Distribution Fund — A Shares

Schedule of Investments — December 31, 2012

Amounts in thousands (except share amounts)

	Shares	Fair Value $

Investments - 102.2%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Alternative Funds - 7.5%
Russell Commodity Strategies Fund	5,611	52
Russell Global Infrastructure Fund	3,183	35
Russell Global Real Estate Securities Fund	1,110	44

		131

Domestic Equities - 18.1%
Russell U.S. Core Equity Fund	3,425	105
Russell U.S. Defensive Equity Fund	2,148	70
Russell U.S. Dynamic Equity Fund	7,907	79
Russell U.S. Small Cap Equity Fund	2,490	61

		315

Fixed Income - 54.5%
Russell Global Opportunistic Credit Fund	4,153	44
Russell Investment Grade Bond Fund	10,502	235
Russell Short Duration Bond Fund	11,124	217
Russell Strategic Bond Fund	40,508	452

		948

International Equities - 22.1%
Russell Emerging Markets Fund	3,235	61
Russell Global Equity Fund	13,388	123
Russell International Developed Markets Fund	6,499	201

		385

Total Investments - 102.2% (identified cost $1,627)		1,779

Other Assets and Liabilities, Net - (2.2%)		(39)

Net Assets - 100.0%		1,740

Presentation of Portfolio Holdings — December 31, 2012

Categories	% of Net Assets

Alternative Funds	7.5
Domestic Equities	18.1
Fixed Income	54.5
International Equities	22.1

Total Investments	102.2
Other Assets and Liabilities, Net	(2.2)

100.0

See accompanying notes which are an integral part of the financial statements.

16	2017 Retirement Distribution Fund — A Shares

Russell Investment Company

2017 Retirement Distribution Fund — A Shares

Statement of Assets and Liabilities — December 31, 2012

Amounts in thousands

Assets
Investments, at identified cost	$1,627
Investments, at fair value	1,779
Receivables:
Investments sold	34

Total assets	1,813

Liabilities
Payables:
Fund shares redeemed	34
Accrued fees to affiliates	2
Other accrued expenses	37

Total liabilities	73

Net Assets	$1,740

Net Assets Consist of:
Accumulated net realized gain (loss	$(135)
Unrealized appreciation (depreciation) on investments	152
Shares of beneficial interest	3
Additional paid-in capital	1,720

Net Assets	$1,740

Net Asset Value, offering and redemption price per share:
Net asset value per share: (a)	$5.97
Maximum offering price per share (Net asset value plus sales charge of 5.75%):	$6.33
Net assets	$1,740,461
Shares outstanding ($.01 par value)	291,454

(a) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2017 Retirement Distribution Fund — A Shares	17

Russell Investment Company

2017 Retirement Distribution Fund — A Shares

Statement of Operations — For the Period Ended December 31, 2012

Amounts in thousands

Investment Income
Income distribution from Underlying Funds	$62

Expenses
Advisory fees	4
Administrative fees	1
Custodian fees	13
Distribution fees	5
Transfer agent fees	4
Professional fees	45
Registration fees	20
Trustees’ fees	—	*
Printing fees	17
Miscellaneous	6

Expenses before reductions	115
Expense reductions	(105)

Net expenses	10

Net investment income (loss)	52

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	14
Capital gain distribution from Underlying Funds	5

Net realized gain (loss)	19
Net change in unrealized appreciation (depreciation) on investments	96

Net realized and unrealized gain (loss)	115

Net Increase (Decrease) in Net Assets from Operations	$167

*	Less than $500.

See accompanying notes which are an integral part of the financial statements.

18	2017 Retirement Distribution Fund — A Shares

Russell Investment Company

2017 Retirement Distribution Fund —A Shares

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$52	$43
Net realized gain (loss)	19
Net change in unrealized appreciation (depreciation)	96	(105)

Net increase (decrease) in net assets from operations	167	(62)

Distributions
From net investment income	(52)	(43)
From return of capital	(157)	(185)

Net decrease in net assets from distributions	(209)	(228)

Share Transactions**
Net increase (decrease) in net assets from share transactions	(233)	504

Total Net Increase (Decrease) in Net Assets	(275)	214

Net Assets
Beginning of period	2,015	1,801

End of period	$1,740	$2,015

**	Share transaction amounts (in thousands) for the periods ended December 31, 2012 and December 31, 2011 were as follows:

	2012		2011

	Shares	Dollars	Shares	Dollars
Proceeds from shares sold	36	$231	137	$943
Payments for shares redeemed	(73)	(464)	(62)	(439)

Total increase (decrease)	(37)	$(233)	75	$504

See accompanying notes which are an integral part of the financial statements.

2017 Retirement Distribution Fund — A Shares	19

Russell Investment Company

2017 Retirement Distribution Fund — A Shares

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period		$ Net Investment Income (Loss)(a)(b)(g)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Return of Capital	$ Distributions in Excess
December 31, 2012	6.13		.18	.36	.54	(.18)	(.52)	—
December 31, 2011	7.08		.17	(.42)	(.25)	(.13)	(.57)	—
December 31, 2010	7.04		.17	.57	.74	(.17)	(.36)	(.17)
December 31, 2009	6.34		.31	1.09	1.40	(.27)	(.43)	—
December 31, 2008(2)	7.08		.08	(.12)	(.04)	(.12)	(.58)	—
October 31, 2008(1)	10.90	*	.17	(3.99)*	(3.82)*	—	—	—

See accompanying notes which are an integral part of the financial statements.

20	2017 Retirement Distribution Fund — A Shares

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Expenses to Average Net Assets, Net(d) (f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)
(.70)	5.97	8.83	1,740	5.85	.52	2.65	42
(.70)	6.13	(3.47)	2,015	5.95	.52	2.39	139
(.70)	7.08	10.55	1,801	5.80	.52	2.57	261
(.70)	7.04	22.10	1,216	8.01	.54	4.41	86
(.70)	6.34	(.42)	683	26.38	.47	1.09	6
—	7.08	(35.05)	735	15.46	.29	1.85	188

See accompanying notes which are an integral part of the financial statements.

2017 Retirement Distribution Fund — A Shares	21

Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

2017 Retirement Distribution Fund - S Shares ‡
	Total Return
1 Year	8.96%
* Inception	(1.54	)%§

Russell 1000® Index **
	Total Return
1 Year	16.42%
* Inception	2.20	%§

Barclays U.S. Aggregate Bond Index ***
	Total Return
1 Year	4.21%
* Inception	5.81	%§

Russell Developed ex-U.S. Large Cap® Index Net****
	Total Return
1 Year	16.73%
* Inception	(3.22	)%§

22	2017 Retirement Distribution Fund — S Shares

Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval of the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The 2017 Retirement Distribution Fund — S Shares (the “Fund”) seeks to provide a stated annual target distribution for 10 years from its inception. As a secondary objective, the Fund seeks preservation of a portion of the capital initially invested.

How did the Fund perform for the fiscal year ended December 31, 2012?

The Fund is intended to provide for distribution or “decumulation” of assets during retirement. The Fund is not intended for pre-retirement wealth accumulation. The investment strategy of the Fund is fundamentally different than standard accumulation-oriented mutual funds.

For the fiscal year ended December 31, 2012, the 2017 Retirement Distribution Fund — S Shares gained 8.96%. This is compared to the Russell 1000® Index, which gained 16.42%, the Barclays U.S. Aggregate Bond Index, which gained 4.21%, and the Russell Developed ex-U.S. Large Cap Index Net, which gained 16.73% during the same period.

The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the period. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are shown above. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

How did the market conditions described in the Market Summary report and the investment strategies and techniques employed by the Fund affect the Fund?

The dynamic asset allocation strategy used by the Fund to allocate assets among Underlying Funds is determined pursuant to a quantitative investment model. Based on the Fund’s specific characteristics, such as the net asset value (“NAV”), time horizon remaining, and target annual distribution, the investment model selected a cautiously-oriented allocation of 23.54% to equity and 76.46% to fixed income Underlying Funds to begin 2012. The model reallocated towards equity Underlying Funds and away from fixed income Underlying Funds through the first quarter. This generated positive results as equity markets had a strong quarter relative to fixed income, driven by positive headline U.S. economic data. However, equity markets pulled back in the second quarter on concerns over the ongoing European sovereign debt crisis, which spilled into U.S. market sentiment. The model increased its equity Underlying Fund allocation to 37.05% by late March before reallocating away in response to the market pullback in the second quarter. By the end of June, the model had allocated to 33.70% to equity Underlying Funds and 66.30% to fixed income Underlying Funds.

In a sharp reversal from the second quarter, the latter half of 2012 saw sharp gains in equity markets in response to positive policy actions from the U.S. and Europe to support markets. In the U.S., the Federal Reserve announced another round of quantitative easing, and the European Central Bank announced its commitment to unlimited asset purchases to support its weaker member countries, removing much of the “tail risk” that pulled markets back earlier in the year. As U.S. and non-U.S. markets rallied to finish the year strong, the model ended the year much more allocated to equities , with 44.84% to equity Underlying Funds and 55.16% to fixed income Underlying Funds. There was no allocation to cash (represented by the Russell Money Market Fund) during the fiscal year. The Fund made its fifth distribution payment (a portion of which included a return of capital) on December 27th, 2012 and maintained its equity and fixed income Underlying Fund positioning through the end of the year.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On August 15, 2012, the Fund added the Russell U.S. Dynamic Equity Fund as an Underlying Fund. The Russell U.S. Dynamic Equity Fund was added as a diversifier to the overall portfolio and to the return patterns of the Russell U.S Defensive Equity Fund.

Effective August 15, 2012, RIMCo changed the Russell U.S. Quantitative Equity Fund’s investment strategy from a quantitative investment approach to investing in defensive stocks and discontinued its limited long-short strategy. As a result, the fund’s primary benchmark changed from the Russell 1000® Index to the Russell 1000® Defensive Index™ and the fund changed its name to the Russell U.S. Defensive Equity Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

2017 Retirement Distribution Fund — S Shares	23

Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — December 31, 2012 (Unaudited)

*	The Fund first issued shares on December 31 2007.

‡	The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are presented. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

***	The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

****

Russell Developed ex-U.S. Large Cap Index® (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

24	2017 Retirement Distribution Fund — S Shares

Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Shareholder Expense Example — December 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2012 to December 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value July 1, 2012	$1,000.00	$1,000.00
Ending Account Value December 31, 2012	$1,054.90	$1,023.78
Expenses Paid During Period*	$1.39	$1.37

*	Expenses are equal to the Fund’s annualized expense ratio of 0.27% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

2017 Retirement Distribution Fund — S Shares	25

Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Schedule of Investments — December 31, 2012

Amounts in thousands (except share amounts)

	Shares	Fair Value $

Investments - 100.8%
Other Russell Investment Company Series Mutual Funds - Class Y Shares
Alternative Funds - 6.8%
Russell Commodity Strategies Fund	10,379	97
Russell Global Infrastructure Fund	5,911	65
Russell Global Real Estate Securities Fund	2,061	81
		243
Domestic Equities - 16.3%
Russell U.S. Core Equity Fund	6,357	195
Russell U.S. Defensive Equity Fund	3,978	130
Russell U.S. Dynamic Equity Fund	14,683	147
Russell U.S. Small Cap Equity Fund	4,638	114
		586
Fixed Income - 57.8%
Russell Global Opportunistic Credit Fund	7,701	81
Russell Investment Grade Bond Fund	23,099	517
Russell Short Duration Bond Fund	24,486	478
Russell Strategic Bond Fund	89,142	995
		2,071
International Equities - 19.9%
Russell Emerging Markets Fund	6,033	114
Russell Global Equity Fund	24,789	227
Russell International Developed Markets Fund	12,044	372
		713

Total Investments - 100.8% (identified cost $3,299)		3,613

Other Assets and Liabilities, Net - (0.8%)		(29)

Net Assets - 100.0%		3,584

Presentation of Portfolio Holdings — December 31, 2012

Categories	% of Net Assets

Alternative Funds	6.8
Domestic Equities	16.3
Fixed Income	57.8
International Equities	19.9

Total Investments	100.8
Other Assets and Liabilities, Net	(0.8)

100.0

See accompanying notes which are an integral part of the financial statements.

26	2017 Retirement Distribution Fund — S Shares

Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Statement of Assets and Liabilities — December 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$3,299
Investments, at fair value	3,613
Receivables:
Investments sold	1
From affiliates	6

Total assets	3,620

Liabilities
Payables:
Fund shares redeemed	1
Accrued fees to affiliates	2
Other accrued expenses	33

Total liabilities	36

Net Assets	$3,584

Net Assets Consist of:
Accumulated net realized gain (loss)	$(25)
Unrealized appreciation (depreciation) on investments	314
Shares of beneficial interest	6
Additional paid-in capital	3,289

Net Assets	$3,584

Net Asset Value, offering and redemption price per share:
Net asset value per share: (a)	$6.21
Net assets	$3,584,406
Shares outstanding ($.01 par value)	577,429

(a)	Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2017 Retirement Distribution Fund — S Shares	27

Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Statement of Operations — For the Period Ending December 31, 2012

Amounts in thousands
Investment Income
Income Distribution from Underlying Funds	$135

Expenses
Advisory fees	9
Administrative fees	2
Custodian fees	13
Transfer agent fees	8
Professional fees	71
Registration fees	24
Trustees’ fees	—	*
Printing fees	43
Miscellaneous	8

Expenses before reductions	178
Expense reductions	(166)

Net expenses	12

Net investment income (loss)	123

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	17
Capital gain distributions from Underlying Funds	11

Net realized gain (loss)	28
Net change in unrealized appreciation (depreciation) on investments	205

Net realized and unrealized gain (loss)	233

Net Increase (Decrease) in Net Assets from Operations	$356

*	Less than $500.

See accompanying notes which are an integral part of the financial statements.

28	2017 Retirement Distribution Fund — S Shares

Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Statement of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$123	$96
Net realized gain (loss)	28	(8)
Net change in unrealized appreciation (depreciation)	205	(165)

Net increase (decrease) in net assets from operations	356	(77)

Distributions
From net investment income	(123)	(87)
From net realized gain	—	(9)
From return of capital	(309)	(412)

Net decrease in net assets from distributions	(432)	(508)

Share Transactions**
Net increase (decrease) in net assets from share transactions	(809)	1,989

Total Net Increase (Decrease) in Net Assets	(885)	1,404

Net Assets
Beginning of period	4,469	3,065

End of period	$3,584	$4,469

**	Share transaction amounts (in thousands) for the periods ended December 31, 2012 and December 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	36	$231	355	$2,537
Payments for shares redeemed	(160)	(1,040)	(78)	(548)

Total increase (decrease)	(124)	$(809)	277	$1,989

See accompanying notes which are an integral part of the financial statements.

2017 Retirement Distribution Fund — S Shares	29

Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period		$ Net Investment Income (Loss)(a)(b)(g)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital	$ Distribution in Excess
December 31, 2012	6.37		.19	.38	.57	(.21)	—	(.52)	—
December 31, 2011	7.23		.21	(.35)	(.14)	(.13)	(.01)	(.58)	—
December 31, 2010	7.15		.22	.57	.79	(.20)	(.09)	(.30)	(.12)
December 31, 2009	6.51		.34	1.01	1.35	(.26)	—	(.45)	—
December 31, 2008(2)	7.24		.08	(.11)	(.03)	(.09)	—	(.61)	—
October 31, 2008(1)	11.19	*	.12	(4.07)*	(3.95)*	—	—	—	—

See accompanying notes which are an integral part of the financial statements.

30	2017 Retirement Distribution Fund — S Shares

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)
(.73)	6.21	8.96	3,584	4.08	.27	2.83	34
(.72)	6.37	(1.87)	4,469	3.60	.27	2.96	147
(.71)	7.23	11.18	3,065	4.21	.27	3.02	254
(.71)	7.15	20.71	2,357	5.31	.30	4.77	101
(.70)	6.51	(.42)	1,043	25.68	.19	1.18	12
—	7.24	(35.23)	927	14.96	.05	1.34	217

See accompanying notes which are an integral part of the financial statements.

2017 Retirement Distribution Fund — S Shares	31

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Highlights — December 31, 2012

(1)	For the period January 2, 2008 (commencement of operations) to October 31, 2008.
(2)	For the period November 1, 2008 to December 31, 2008.
(a)	Average daily shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	Total return for Class A does not reflect a front end sales charge.
(f)	The calculation includes only those expenses charged directly to the Funds and does not include expenses charged to the Underlying Funds in which the Funds invest.
(g)	May reflect amounts waived and/or reimbursed by Russell Investment Management Company (“RIMCo”).
*	The Funds effected a reverse share split on March 27, 2008. This reverse share split was not reflected retroactively to the beginning of the period ended October 31, 2008 in the Funds’ financial statements for the periods ended October 31, 2008 and December 31, 2008. Net Asset Value, Beginning of Period, Net Realized and Unrealized Gain (Loss) and Total income (Loss) from Operations for the period ended October 31, 2008 have been restated to retroactively reflect the reverse share split.

See accompanying notes which are an integral part of the financial statements.

32	Notes to Financial Highlights

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements — December 31, 2012

1.	Organization

Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 40 different investment portfolios referred to as Funds. These financial statements report on two of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under a Second Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (“Master Trust Agreement”). The Investment Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

Each of the Funds is a “fund of funds” which seeks to achieve its objective principally by investing in several other RIC Funds (the “Underlying Funds”) using a dynamic asset allocation investment strategy. The Underlying Funds may currently include the Russell Commodity Strategies, Russell Global Infrastructure, Russell Global Real Estate Securities, Russell U.S. Core Equity, Russell U.S. Defensive Equity, Russell U.S. Dynamic Equity, Russell U.S. Small Cap Equity, Russell Global Opportunistic Credit, Russell Investment Grade Bond, Russell Short Duration Bond, Russell Strategic Bond, Russell Emerging Markets, Russell Global Equity, Russell International Developed Markets and Russell Money Market Funds. The Underlying Funds are designed to provide the foundation for a diversified portfolio. Each major asset class (domestic equity, international equity, fixed income, alternative and cash) is represented by one or more Underlying Funds. The Underlying Funds to which the Funds allocate their assets and the percentage allocations will change over time and a Fund may not always invest in all the Underlying Funds. In addition, the Funds may in the future invest in other funds which are not currently Underlying Funds.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value their portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund.

Fair value of securities is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. To increase consistency and comparability in fair value measurement, the fair value hierarchy was established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (e.g., the risk inherent in a particular valuation technique, such as a pricing model or the risks inherent in the inputs to a particular valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active (such as interest rates, yield curves, implied volatilities, credit spreads) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The levels associated with valuing the Funds’ investments for the period ended December 31, 2012 were Level 1 for all Funds.

Investment Transactions

Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the net asset value stated in the financial statements to be different from the net asset value at which shareholders may transact. Realized gains and losses from securities transactions, if applicable, are recorded on the basis of specific identified cost.

Notes to Financial Statements	33

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements, continued — December 31, 2012

Investment Income

Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

For each year, each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and intends to distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.

Each Fund files a U.S. tax return. At December 31, 2012, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for fiscal years ended December 31, 2009 through December 31, 2011, if applicable, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts the Funds’ liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Dividends and Distributions to Shareholders

For all Funds, income, capital gain distributions and return of capital, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP relate primarily to investments in the Underlying Funds sold at a loss, wash sale deferrals, and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

Expenses

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of the Underlying Funds’ fees and expenses incurred indirectly by the Funds will vary.

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Counterparty and Credit Risk

In the normal course of business, the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Underlying Funds may also be exposed to counterparty risk or risk that an institution or other entity with which the Underlying Funds have unsettled or open transactions will default. The potential loss could exceed the

34	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements, continued — December 31, 2012 value of the relevant assets recorded in the Underlying Funds’ financial statements (the “Assets”). The Assets, which potentially expose the Underlying Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Underlying Funds’ exposure to credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Underlying Funds’ Statements of Assets and Liabilities.

3.	Investment Transactions

Securities

During the period ended December 31, 2012, purchases and sales of the Underlying Funds (excluding short-term investments) were as follows:

	Purchases	Sales

2017 Retirement Distribution Fund - A Shares	$831,038	$1,196,964
2017 Retirement Distribution Fund - S Shares	1,455,430	2,554,650

4. Related Party Transactions, Fees and Expenses

Adviser and Administrator

Russell Investment Management Company (“RIMCo”) advises the Funds and Russell Fund Services Company (“RFSC”) is the Funds’ administrator. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RIC and RIMCo.

The advisory fee of 0.20% and administrative fee of up to 0.05% are based upon the average daily net assets of the Funds and are payable monthly. The following shows the total amount of each of these fees incurred by the Funds for the period ended December 31, 2012.

	Advisory	Administrative

2017 Retirement Distribution Fund - A Shares	$3,958	$974
2017 Retirement Distribution Fund - S Shares	8,696	2,142

Waivers and Reimbursements

For the 2017 Retirement Distribution Fund — A Shares, RIMCo has contractually agreed, until April 29, 2013, to waive up to the full amount of the Fund’s 0.20% advisory fee and then to reimburse the Fund for other direct expenses to the extent that direct expenses exceed 0.52% of the average daily net assets of the Fund on an annual basis.

For the 2017 Retirement Distribution Fund — S Shares, RIMCo has contractually agreed, until April 29, 2013, to waive up to the full amount of the Fund’s 0.20% advisory fee and then to reimburse the Fund for other direct expenses to the extent that direct expenses exceed 0.27% of the average daily net assets of the Fund on an annual basis.

Direct operating expenses do not include extraordinary expenses or the expenses of other investment companies in which the Funds invest, including the Underlying Funds, which are borne indirectly by the Funds.

These waivers and reimbursements may not be terminated during the relevant period except with Board approval.

For the period ended December 31, 2012, the fees waived and reimbursed by RIMCo were as follows:

	Waiver	Reimbursement	Total

2017 Retirement Distribution Fund - A Shares	$3,958	$101,532	$105,490
2017 Retirement Distribution Fund - S Shares	8,696	157,095	165,791

RIMCo does not have the ability to recover amounts waived or reimbursed from previous periods.

Notes to Financial Statements	35

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements, continued — December 31, 2012

Transfer and Dividend Disbursing Agent

RFSC serves as the Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RFSC retains a portion of this fee for its services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Total fees paid for the Funds presented herein for the period ended December 31, 2012 were as follows:

Amount

2017 Retirement Distribution Fund - A Shares	$3,746
2017 Retirement Distribution Fund - S Shares	8,227

Distributor

Russell Financial Services, Inc. (the “Distributor”), a wholly-owned subsidiary of RIMCo, is the distributor for the Investment Company, pursuant to a distribution agreement with the Investment Company.

The Investment Company has a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the Investment Company Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor or any selling agents, as defined in the Plan for sales support services provided, and related expenses incurred that are primarily intended to result in the sale of the Class A Shares subject to the Plan. The 12b-1 distribution payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class A Shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A Shares of the Fund may not exceed 7.25% of total gross sales, subject to certain exclusions. No reimbursements were required during the period as the charges did not exceed 7.25% of total gross sales.

For the period ended December 31, 2012, the sales commissions paid to selling agents for the sale of Class A Shares were as follows:

	Aggregate Font-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor

2017 Retirement Distribution Fund - A Shares	$6,160	$1,020

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates for the period ended December 31, 2012 were as follows:

	2017 Retirement Distribution Fund - A Shares	2017 Retirement Distribution Fund - S Shares

Advisory fees	$667	$698
Administration fees	82	166
Distribution fees	422	—
Transfer agent fees	339	685
Trustee fees	28	38

	$1,538	$1,587

Board of Trustees

The Russell Fund Complex consists of RIC, which has 40 funds, Russell Investment Funds (“RIF”), which has 10 funds and Russell Exchange Traded Funds Trust (“RET”) which has 1 fund. Each of the Trustees is a Trustee of RIC, RIF and RET. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $75,000 per year; each of its interested Trustees a retainer of $65,000 per year; and each Trustee $7,000 for each regularly scheduled meeting attended in person and $3,500 for each special meeting and the Annual 38a-1 meeting attended in person, and for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending regularly scheduled and special meetings by phone instead of receiving the full fee had the member attended in person (except for telephonic meetings called pursuant to the Funds’ valuation and pricing procedures) and a $500 fee for attending the committee meeting by phone instead of receiving the full fee had the member attended in person. Trustees’ out-of-pocket expenses are also paid by the Russell

36	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements, continued — December 31, 2012

Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee Chair is paid a fee of $6,000 per year. The chairman of the Board receives additional annual compensation of $75,000. Ms. Cavanaugh is not compensated by the Russell Fund Complex for her service as Trustee.

Transactions with Affiliated Companies (amounts in thousands)

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or which the Fund controls, is controlled by or is under common control with. Transactions during the period ended December 31, 2012, with Underlying Funds which are, or were, an affiliated company are as follows:

	Fair Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions

2017 Retirement Distribution Fund - A Shares
Russell Commodity Strategies Fund	$52	$48	$23	$(1)	$—	$—
Russell Global Infrastructure Fund	35	29	15	—	1	1
Russell Global Real Estate Securities Fund	44	36	22	—	3	—
Russell U.S. Core Equity Fund	105	89	66	—	2	—
Russell U.S. Defensive Equity Fund	70	76	77	2	1	—
Russell U.S. Dynamic Equity Fund	79	92	16	—	—	—
Russell U.S. Small Cap Equity Fund	61	49	25	—	1	—
Russell Global Opportunistic Credit Fund	44	37	19	—	3	—
Russell Investment Grade Bond Fund	235	23	197	4	11	2
Russell Short Duration Bond Fund	217	18	181	2	7	1
Russell Strategic Bond Fund	452	44	390	8	25	1
Russell Emerging Markets Fund	61	43	22	—	1	—
Russell Global Equity Fund	123	93	48	—	2	—
Russell International Developed Markets Fund	201	154	82	(1)	5	—

	$1,779	$831	$1,183	$14	$62	$5

2017 Retirement Distribution Fund - S Shares
Russell Commodity Strategies Fund	$97	$80	$47	$(4)	$—	$—
Russell Global Infrastructure Fund	65	48	30	(1)	2	1
Russell Global Real Estate Securities Fund	81	58	42	(1)	5	—
Russell U.S. Core Equity Fund	195	148	135	(1)	3	—
Russell U.S. Defensive Equity Fund	130	126	152	8	3	—
Russell U.S. Dynamic Equity Fund	147	165	24	(1)	1	—
Russell U.S. Small Cap Equity Fund	114	74	45	(2)	1	—
Russell Global Opportunistic Credit Fund	81	65	43	—	6	—
Russell Investment Grade Bond Fund	517	64	445	7	26	6
Russell Short Duration Bond Fund	478	49	402	6	15	2
Russell Strategic Bond Fund	995	115	873	20	59	2
Russell Emerging Markets Fund	114	69	44	(2)	2	—
Russell Global Equity Fund	227	147	93	(4)	3	—
Russell International Developed Markets Fund	372	247	163	(8)	9	—

	$3,613	$1,455	$2,538	$17	$135	$11

5.	Federal Income Taxes

At December 31, 2012, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

		No Expiration
Funds	12/31/2015	Short-term	Long-term	Totals

2017 Retirement Distribution Fund - A Shares	$123,911	$—	$—	$123,911
2017 Retirement Distribution Fund - S Shares	—	7,034	—	7,034

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Notes to Financial Statements	37

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements, continued — December 31, 2012

At December 31, 2012, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	2017 Retirement Distribution Fund - A Shares	2017 Retirement Distribution Fund - S Shares
	`
Cost of Investments	$1,638,266	$3,312,972

Unrealized Appreciation	$144,793	$306,278
Unrealized Depreciation	(4,007)	(6,465)

Net Unrealized Appreciation (Depreciation)	$140,786	$299,813

Undistributed Ordinary Income	$—	$—
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(123,911)	$(7,034)
Tax Composition of Distributions
Ordinary Income	$52,387	$123,163
Tax-Exempt Income	$—	$—
Long-Term Capital Gains	$—	$—
Distributions in Excess	$—	$—
Tax Return of Capital	$156,699	$309,018

As permitted by tax regulations, the Funds intend to defer a net realized capital loss incurred from November 1, 2012 to December 31, 2012, and treat is as arising in the fiscal year 2013. As of December 31, 2012, the Funds had realized capital losses as follows:

2017 Retirement Distribution Fund - A shares	$121
2017 Retirement Distribution Fund - S shares	$4,392

6. Interfund Lending Program

The Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). The Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. A lending fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the lending fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the lending fund could result in reduced returns or additional borrowing costs. For the period ended December 31, 2012, the Funds did not borrow or loan through the interfund lending program.

7.	Record Ownership

As of December 31, 2012, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund.

	# of Shareholders	%
2017 Retirement Distribution Fund - A Shares	4	89.6
2017 Retirement Distribution Fund - S Shares	3	86.4

8.	Subsequent Events

Management has evaluated the events and/or transactions that have occurred through the date the financial statements were available to be issued and noted no items requiring adjustments of the financial statements or additional disclosures.

38	Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Company

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of 2017 Retirement Distribution Fund – A Shares and 2017 Retirement Distribution Fund – S Shares (two of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the “Funds”) at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Seattle, WA

February 14, 2013

Report of Independent Registered Public Accounting Firm	39

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Tax Information — December 31, 2012 (Unaudited)

For the tax year ended December 31, 2012, the Funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended December 31, 2012, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under section 871(a)(1)(A) of the code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

2017 Retirement Distribution Fund - A Shares	10.5%
2017 Retirement Distribution Fund - S Shares	8.2%

The Funds listed below paid foreign taxes and recognized foreign source income during the taxable year ended December 31, 2012. Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following per share amounts of foreign taxes paid and income earned from foreign sources:

Fund Name	Foreign Taxes Paid	Foreign Taxes Paid Per Share	Foreign Source Income	Foreign Source Income Per Share

2017 Retirement Distribution Fund - A Shares	$586	$0.0020	$12,475	$0.0418
2017 Retirement Distribution Fund - S Shares	1,057	0.0018	22,432	0.0378

Please consult a tax advisor for any questions about federal or state income tax laws.

40	Tax Information

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Basis for Approval of Investment Advisory Contracts — (Unaudited)

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “portfolio management contracts”) in which the Funds invest (the “Underlying Funds”) at a meeting held in person on April 24, 2012 (the “Agreement Evaluation Meeting”). During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ and Underlying Funds’ shares, management of the Funds and the Underlying Funds by RIMCo and compliance with applicable regulatory requirements. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds and the Underlying Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and the Underlying Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by the provider to be generally comparable in investment objectives to the Funds and the Underlying Funds. In the case of each Fund, its other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. In the case of certain Funds, the Third-Party Information reflected changes in the Comparable Funds requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and other funds in the same complex with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds and Underlying Funds discussing the legal standards for their consideration of the continuations of the RIMCo Agreement and the portfolio management contracts, and the Independent Trustees separately received a memorandum regarding their responsibilities from their independent counsel.

On April 16, 2012, the Independent Trustees in preparation for the Agreement Evaluation Meeting met by conference telephone call to review the Agreement Evaluation Information received to that date in a private session with their independent counsel at which no representatives of RIMCo or the Funds’ management were present and, on the basis of that review, requested additional Agreement Evaluation Information. The Independent Trustees also met in person on April 23, 2012, in executive session with their independent counsel, to review additional Agreement Evaluation Information received to that date. At the Agreement Evaluation Meeting, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management, counsel to the Funds and Underlying Funds and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board at the Agreement Evaluation Meeting as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Prior to voting at the Agreement Evaluation Meeting, the Independent Trustees again met in executive session with their independent counsel to consider additional Agreement Evaluation Information received from RIMCo and management at the Agreement Evaluation Meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered RIMCo’s advice that the Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Underlying Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for allocating assets of each Fund among its Underlying Funds and for determining, implementing and maintaining the investment program for each Underlying Fund. The assets of each Fund are invested in different combinations of the Underlying Funds pursuant to target asset allocations set by RIMCo. RIMCo may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest. Assets of each Underlying Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Underlying Fund. RIMCo managed directly a portion of one Underlying Fund’s assets employing a “select holdings strategy,” as described below, during 2011 and a portion of 2012, and generally directly manages the investment of each Underlying Fund’s cash. RIMCo also may manage directly any portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of an Underlying Fund during transitions between Money Managers. RIMCo may also manage a Fund’s assets to manage risk in the Fund’s investment portfolio. In all cases, assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Underlying Fund and for actively managing allocations and reallocations of its assets among the Money Managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk-aware manner. Each Money Manager for an Underlying Fund in effect performs the

Basis for Approval of Investment Advisory Contracts	41

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Underlying Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in an Underlying Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Underlying Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for an Underlying Fund in a complementary manner. Therefore, the performance of individual Money Managers for an Underlying Fund may reflect the roles assigned to them by RIMCo in the Underlying Fund’s investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Underlying Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Underlying Fund’s investment program, structuring an Underlying Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Underlying Fund.

The Board considered that the prospectuses for the Funds and the Underlying Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Underlying Fund, rather than the investment advisory or security selection role of the Underlying Funds’ Money Managers, and describe the manner in which the Funds or Underlying Funds operate so that investors may take that information into account when deciding to purchase shares of any such Fund. The Board further considered that Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIMCo’s reputation for and performance record in managing the Underlying Funds’ manager-of-managers structure.

The Board also considered the demands and complexity of managing the Underlying Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Underlying Funds and the likelihood that, at the current expense ratio of each Underlying Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Underlying Fund selected by shareholders in purchasing their shares of a Fund or Underlying Fund.

In addition to these general factors relating to the manager-of-managers structure of the Underlying Funds, the Trustees considered, with respect to each Fund and Underlying Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund or the Underlying Fund by RIMCo;

2.	The advisory fee paid by the Fund or the Underlying Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund or Underlying Fund, including any administrative, transfer agent or cash management fees and any fees received for management of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund or the Underlying Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund or Underlying Fund.

In evaluating the nature, scope and overall quality of the investment management and other services provided, and which are expected to be provided, to the Funds, including Fund portfolio management services, the Board discussed with senior representatives of RIMCo the impact on the Funds’ operations of significant changes in RIMCo’s senior management and other personnel providing investment advisory and other services to the Funds since 2011 to the date of the Agreement Evaluation Meeting. At the Agreement Evaluation Meeting, RIMCo assured the Board that such changes have not resulted and are not expected to result in any diminution in the nature, scope or quality of the investment advisory or other services provided to the Funds or the Underlying Funds. The Board also discussed the impact of organizational changes on the compliance programs of the Funds,

42	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

the Underlying Funds and RIMCo with the Funds’ Chief Compliance Officer (the “CCO”) and received assurances from the CCO that such changes have not resulted in any diminution in the scope and quality of the compliance programs of the Funds or the Underlying Funds.

As noted above, RIMCo, pursuant to the terms of the RIMCo Agreement, directly managed a portion—up to 10%—of the assets of the RIC Russell U.S. Core Equity Fund (the “Participating Underlying Fund”) utilizing a select holdings strategy (the “select holdings strategy”) during 2011 and a portion of 2012, the actual allocation being determined by the Participating Underlying Fund’s RIMCo portfolio manager. The Board considered that the select holdings strategy utilized by RIMCo in managing such assets for the Participating Underlying Fund was designed to increase the Participating Underlying Fund’s exposure to stocks that were viewed as attractive by multiple Money Managers of the Participating Underlying Fund. The select holdings strategy was discontinued during 2012 with respect to the Participating Underlying Fund. The Board considered the impact of the select holdings strategy upon the investment results of the Participating Underlying Fund. The Board also considered that during the periods that the select holdings strategy was utilized for the Participating Underlying Fund, RIMCo was not required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy was employed and that the profits derived by RIMCo generally, and from the Participating Underlying Fund consequently, may have increased incrementally. The Board, however, further considered RIMCo’s advice that it paid certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and incurred additional costs in carrying out the select holdings strategy; the limited amount of assets that were managed directly by RIMCo pursuant to the select holdings strategy; and the fact that the aggregate investment Advisory Fees paid by the Participating Underlying Fund were not increased as a result of the select holdings strategy.

In evaluating the reasonableness of the Funds’ and Underlying Funds’ Advisory Fees in light of Fund and Underlying Fund performance, the Board considered that, in the Agreement Evaluation Information and at past meetings, RIMCo noted differences between the investment strategies of certain Underlying Funds and their respective Comparable Funds in pursuing their investment objectives, including fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than their Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Underlying Funds during the periods covered by the Third-Party Information did result, in lower performance of the Underlying Funds than that of some of their Comparable Funds. According to RIMCo, the strategies pursued by the Underlying Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Underlying Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

With respect to the Funds’ Advisory Fees, the Third-Party Information did not provide a ranking of the Advisory Fees on a contractual basis but showed that the Advisory Fee for each Fund was ranked in the first quintile of its Expense Universe on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to such Fund’s Comparable Funds). The comparisons were based upon the latest fiscal years for the Expense Universe Funds. In assessing the Funds’ Advisory Fees (and the Underlying Funds’ Advisory Fees), the Board has focused on actual Advisory Fees.

In discussing the Advisory Fees for the Underlying Funds generally, RIMCo noted, among other things, that its Advisory Fees for the Underlying Funds encompass services that may not be provided by investment advisers to the Underlying Funds’ Comparable Funds, such as cash equitization and management of portfolio transition costs when Money Managers are added, terminated or replaced. RIMCo also observed that its “margins” in providing investment advisory services to the Underlying Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Underlying Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Underlying Funds’ Advisory Fees to their Money Managers. RIMCo expressed the view that Advisory Fees should be considered in the context of a Fund’s or Underlying Fund’s total expense ratio to obtain a complete picture. The Board, however, considered each Fund’s and Underlying Fund’s Advisory Fee on both a standalone basis and in the context of the Fund’s or Underlying Fund’s total expense ratio.

The Board considered for each Fund and Underlying Fund whether economies of scale have been realized and whether the Advisory Fee for such Fund or Underlying Fund appropriately reflects or should be revised to reflect any such economies. The Board noted that these Funds have very low assets under management and have substantial caps, waivers and reimbursements in place. The Board, therefore, determined that, after giving effect to any applicable fee or expense caps, waivers or reimbursements, the Advisory Fee for each Fund or Underlying Fund appropriately reflected any economies of scale realized by that Fund, based upon net asset flows since inception and such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Underlying Funds.

The Board considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds, the Underlying Funds and other RIC funds under the Board’s supervision, are lower, and, in some cases, may be substantially lower, than the rates paid by the RIC funds supervised by the Board, including the Funds. The Trustees considered the

Basis for Approval of Investment Advisory Contracts	43

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

differences in the nature and scope of services RIMCo provides to institutional clients and the funds under its supervision, including the Funds and the Underlying Funds. RIMCo also noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that the Funds are subject to heightened regulatory requirements relative to institutional clients. The Board noted that RIMCo provides office space and facilities to the Funds and Underlying Funds and all of the Funds’ and Underlying Funds’ officers. Accordingly, the Trustees concluded that the services provided to the Funds and Underlying Funds are sufficiently different from the services provided to the other clients that comparisons are not probative and should not be given significant weight.

With respect to the Funds’ total expenses, the Third-Party Information showed that none of the Funds had total expenses which were ranked better than the fifth quintile of its Expense Universe. In these rankings, the first quintile represents funds with the lowest total expenses among funds in the Expense Universe and the fifth quintile represents funds with the highest total expenses among funds in the Expense Universe. The Board considered RIMCo’s advice that the differential to the third quintile for each Fund is the result of the indirect expenses borne by the Funds as a result of their investment in the Underlying Funds. The Board also considered RIMCo’s advice that Funds with a higher allocation to equity Underlying Funds and, therefore, higher indirect expenses have the largest differential to the third quintile.

On the basis of the Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the Agreement Evaluation Meeting by RIMCo, the Board, in respect of each Fund and Underlying Fund, found, after giving effect to any applicable waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Funds or Underlying Funds; (2) the relative expense ratio of each Fund and Underlying Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Funds or Underlying Funds were not excessive; and (5) RIMCo’s profitability with respect to the Funds and each Underlying Fund was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo.

In evaluating the performance of the Funds and Underlying Funds generally relative to their Comparable Funds, the Board, in addition to the factors described above, also considered RIMCo’s advice that many of the Underlying Funds’ Comparable Funds do not “equitize” their cash (i.e., cash awaiting investment or disbursement to satisfy redemptions or other fund obligations) and may hold large cash positions uninvested in their investment portfolios. By contrast, the Underlying Funds generally follow a strategy of equitizing their cash and fully investing their assets in pursuit of their investment objectives (the Underlying Funds’ strategy of equitizing cash and fully investing their assets is hereinafter referred to as their “full investment strategy”). RIMCo noted that the Underlying Funds’ full investment strategy generally will detract from their relative performance, and therefore the relative performance of the Funds, in a declining market, but may enhance the Underlying Funds’ relative performance in a rising market.

With respect to the 2017 Retirement Distribution Fund — A Shares, the Third-Party Information showed that the Fund’s performance was ranked in the fifth quintile of its Performance Universe for the 1- and 3-year periods ended December 31, 2011. With respect to the 2017 Retirement Distribution Fund — S Shares, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 1-year period ended December 31, 2011 and its performance was ranked in the fifth quintile of its Performance Universe for the 3-year period ended December 31, 2011. According to RIMCo, the Performance Universe for each of the Funds was small and concentrated among funds in five families (including the Funds’ family), with one of the other providers being dominant. Moreover, the investment strategies of the other constituent funds in the Performance Universes were significantly different from those of the Funds, including the 2017 Retirement Distribution Fund — A and S Shares. As a result, performance comparisons between the Funds and their Comparable Funds, including the 2017 Retirement Distribution Fund — A and S Shares and its Comparable Funds, were not meaningful, according to RIMCo.

The Board concluded that, under the circumstances, the performance of each of the Funds was consistent with continuation of the RIMCo Agreement. In evaluating performance, the Board considered each Fund’s and Underlying Fund’s absolute performance and performance relative to appropriate benchmarks and indices in addition to such Fund’s performance relative to its Comparable Funds. In assessing the Funds’ performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board also considered RIMCo’s stated investment strategy of managing the Underlying Funds in a risk-aware manner and the periodically volatile capital market conditions since 2008.

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be consistent with the interests of each Fund and its respective shareholders and voted to approve the continuation of the RIMCo Agreement.

44	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

At the Agreement Evaluation Meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers for the Underlying Funds, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ and Underlying Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year from the Funds’ CCO regarding each Money Manager’s compliance program. RIMCo recommended that each Money Manager be retained at its current fee rate, although RIMCo noted its intentions to recommend terminations of some Money Managers at the Board’s May 2012 meeting in connection with planned changes to the investment programs of certain Underlying Funds. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund and Underlying Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the Agreement Evaluation Information and other information received from RIMCo in support of its recommendations at the Agreement Evaluation Meeting, the Board concluded that the fees paid to the Money Managers of each Underlying Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Underlying Fund would be in the best interests of such Underlying Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager for an Underlying Fund that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund and Underlying Fund.

Subsequent to the April 24, 2012 Agreement Evaluation Meeting, the Board of Trustees received the following proposals from RIMCo: (1) at a meeting held on May 22, 2012, to effect a money manager change for the Russell U.S. Quantitative Equity Fund, Russell Emerging Markets Fund, Russell International Developed Markets Fund, Russell Global Opportunistic Credit Fund, Russell Strategic Bond Fund, Russell Investment Grade Bond Fund and Russell Short Duration Bond Fund; (2) at a meeting held on August 28, 2012, to effect a money manager change for the Russell U.S. Core Equity Fund; and (3) at a meeting held on December 4, 2012, to effect a money manager change for the Russell International Developed Markets Fund, Russell Global Equity Fund, Russell Emerging Markets Fund and Russell Global Infrastructure Fund; at that same meeting, to effect a money manager change for the Russell U.S. Small Cap Equity Fund, Russell U.S. Dynamic Equity Fund, Russell Strategic Bond Fund and Russell Investment Grade Bond Fund resulting from a change of control of one of each Fund’s Money Managers. In the case of each such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 24, 2012 Agreement Evaluation Meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

Basis for Approval of Investment Advisory Contracts	45

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Shareholder Requests for Additional Information — December 31, 2012 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at www.russell.com; (iii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iv) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Underlying Funds may be invested. RIMCo has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI and information regarding how the Underlying Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2012 are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at www.russell.com; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectuses and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Funds prospectuses and annual and semi-annual reports. Please contact your Financial Intermediary for further details.

46	Shareholder Requests for Additional Information

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Disclosure of Information about Fund Trustees and Officers — December 31, 2012

(Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 40 funds, Russell Investment Funds (“RIF”), which has 10 funds and Russell Exchange Traded Funds Trust (“RET”), which has 1 fund. Each of the trustees is a trustee of RIC, RIF and RET. The first table provides information for the interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustee emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Mr. Fine has had financial, business and investment experience as a senior executive of a non-profit organization and previously, as a senior executive of a large regional financial services organization with management responsibility for such activities as investments, asset management and securities brokerage; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies, and has been determined by the Board to be an audit committee financial expert; and Ms. Weston has had experience as a tax and corporate lawyer, has served as general counsel of several corporations and has served as a director of another investment company. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES
# Sandra Cavanaugh, Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010 Trustee since 2010	Until successor is chosen and qualified by Trustees Appointed until successor is duly elected and qualified

•President and CEO RIC, RIF and RET

•Chairman of the Board, President and CEO, Russell Financial Services, Inc. (“RFS”)

•Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”)

•Director, RIMCo

•Chairman of the Board and President, Russell Insurance Agency, Inc. (“RIA”) (insurance agency)

•May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

•2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/ Washington Mutual, Inc. (investment company)

•1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services (investment company)

				51	None

#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC, RIF and RET and is therefore an Interested Trustee.
*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Trustees and Officers	47

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2012

(Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES (continued)
##Daniel P. Connealy, Born June 6, 1946 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2003	Appointed until successor is duly elected and qualified	•June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. •Chairman of the Audit Committee, RIC and RIF from 2005 to 2011	51	None

###Jonathan Fine, Born July 8, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2004	Appointed until successor is duly elected and qualified	•President and Chief Executive Officer, United Way of King County, WA (charitable organization)	51	None

INDEPENDENT TRUSTEES
Thaddas L. Alston, Born April 7, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2006 Chairman of the Investment Committee since 2010	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	•Senior Vice President, Larco Investments, Ltd. (real estate firm)	51	None

Kristianne Blake, Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2000 Chairman since 2005	Appointed until successor is duly elected and qualified Annual	•Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) •Trustee and Chairman of the Operations Committee, Principal Investors Funds and Principal Variable Contracts Funds (investment company) •Regent, University of Washington •President, Kristianne Gates Blake, P.S. (accounting services)	51

•Director, Avista Corp (electric utilities);

•Trustee, Principal Investors Funds (investment company);

•Trustee, Principal Variable Contracts Funds (investment company)

•Trustee, WM Group of Funds until 2006 (investment company)

##	Mr. Connealy is an officer of a broker-dealer that distributes shares of the Funds and is therefore an Interested Trustee.
###	Mr. Fine is classified as an Interested Trustee due to Ms. Cavanaugh’s service on the Board of Directors of the United Way of King County, WA (“UWKC”) and in light of charitable contributions made by Russell Investments to UWKC.
*	Each Trustee is subject to mandatory retirement at age 72.

48	Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2012

(Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES (continued)
Cheryl Burgermeister Born June 26, 1951 1301 Second Avenue 18th Floor, Seattle, WA 98101	Trustee since 2012	Appointed until successor is duly elected and qualified	•Retired •Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company) •Trustee and Finance Committee Member/Chairman, Portland Community College (charitable organization)	51	•Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company)

Raymond P. Tennison, Jr., Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified. Appointed until successor is duly elected and qualified	•Vice Chairman of the Board, Simpson Investment Company (paper and forest products) •Until November 2010, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	51	None

Jack R. Thompson, Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2005 Chairman of the Audit Committee since 2012	Appointed until successor is duly elected and qualified. Appointed until successor is duly elected and qualified	•September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds (investment company) •September 2007 to September 2010 Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	51	•Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation until September 2010 (health products company) •Director, Sparx Asia Funds until 2009 (investment company)

Julie W. Weston, Born October 2, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2002	Appointed until successor is duly elected and qualified	•Retired •Chairperson of the Investment Committee until December 2009	51	None

Disclosure of Information about Fund Trustees and Officers	49

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2012

(Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEE EMERITUS
** George F. Russell, Jr., Born July 3, 1932 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	•Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo •Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) •Chairman, Sunshine Management Services, LLC (investment adviser)	51	None
**	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

50	Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2012

(Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers, Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees	•Chief Compliance Officer, RIC, RIC and RET •Chief Compliance Officer, RFSC •Chief Compliance Officer, RIMCo

Sandra Cavanaugh, Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010	Until successor is chosen and qualified by Trustees

•CEO, U.S. Private Client Services, Russell Investments

•President and CEO, RIC, RIF and RET

•Chairman of the Board, Co-President and CEO, RFS

•Chairman of the Board, President and CEO, RFSC

•Director, RIMCo

•Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

•2007 to January 2009, Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

•1997 to 2007, President – WM Funds Distributor & Shareholder Services/WM Financial Services

Mark E. Swanson, Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees	•Treasurer, Chief Accounting Officer and CFO, RIC, RIF and RET •Director, Funds Administration, RIMCo, RFSC, Russell Trust Company (“RTC”) and RFS

Peter Gunning, Born February 22, 1967 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2008	Until removed by Trustees

•Global Chief Investment Officer, Russell Investments

•Chief Investment Officer, RIC and RIF

•Director, FRC

•Chairman of the Board, President and CEO, RIMCo

•1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Mary Beth Rhoden, Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees	•Associate General Counsel, FRC •Secretary, RIMCo, RFSC and RFS •Secretary and Chief Legal Officer, RIC, RIF and RET •1999 to 2010 Assistant Secretary, RIC and RIF

Disclosure of Information about Fund Trustees and Officers	51

LifePoints® Funds Target Distribution Strategies

Russell Investment Company

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

Interested Trustees

Sandra Cavanaugh

Daniel P. Connealy

Jonathan Fine

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Cheryl Burgermeister

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustee Emeritus

George F. Russell, Jr.

Officers

Sandra Cavanaugh, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Peter Gunning, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Mary Beth Rhoden, Secretary

Adviser

Russell Investment Management Company

1301 Second Avenue

Seattle, WA 98101

Administrator and Transfer and Dividend Disbursing Agent

Russell Fund Services Company

1301 Second Avenue

Seattle, WA 98101

Custodian

State Street Bank and Trust Company

1200 Crown Colony Drive

Crown Colony Office Park

Quincy, MA 02169

Office of Shareholder Inquiries

1301 Second Avenue

Seattle, WA 98101

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Financial Services, Inc.

1301 Second Avenue

Seattle, WA 98101

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers of Underlying Funds as of December 31, 2012

Russell Commodity Strategies Fund

CoreCommodity Management, LLC, Stamford, CT

Credit Suisse Asset Management, LLC, New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

Russell Global Infrastructure Fund

Cohen & Steers Capital Management, Inc., New York, NY

Colonial First State Asset Management (Australia) Limited, Sydney, Australia

Nuveen Asset Management, LLC, Chicago, IL

Russell Global Real Estate Securities Fund

AEW Capital Management LP Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

INVESCO Advisers, Inc. which acts as a money manager to the Fund through its INVESCO Real Estate Division, Dallas, TX

Russell U.S. Core Equity Fund

Columbus Circle Investors, Stamford, CT

Institutional Capital LLC, Chicago, IL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Lazard Asset Management LLC, New York, NY

Schneider Capital Management Corporation, Wayne, PA

Suffolk Capital Management, LLC, New York, NY

Sustainable Growth Advisers, LP, Stamford, CT

Russell U.S. Defensive Equity Fund

INTECH Investment Management LLC, West Palm Beach, FL

J.P. Morgan Investment Management, Inc., New York, NY

Jacobs Levy Equity Management, Inc., Florham Park, NJ

PanAgora Asset Management, Inc., Boston, MA

Russell U.S. Dynamic Equity Fund

AJO, LP, Philadelphia, PA

Cornerstone Capital Management, Inc., Minneapolis, MN

Schneider Capital Management Corporation, Wayne, PA

Suffolk Capital Management, LLC, New York, NY

Russell U.S. Small Cap Equity Fund

Chartwell Investment Partners, Berwyn, PA

ClariVest Asset Management LLC, San Diego, CA

DePrince, Race & Zollo, Inc., Winter Park, FL

EAM Investors, LLC, Cardiff by the Sea, CA

Falcon Point Capital, LLC, San Francisco, CA

Huber Capital Management, LLC, Los Angeles, CA

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Next Century Growth Investors LLC, Minneapolis, MN

PENN Capital Management Company, Inc., Philadelphia, PA

Ranger Investment Management, L.P., Dallas, TX

Signia Capital Management, LLC, Spokane, WA

Russell International Developed Markets Fund

AQR Capital Management, LLC, Greenwich, CT

Axiom International Investors LLC, Greenwich, CT

del Rey Global Investors, LLC, Los Angeles, CA

Driehaus Capital Management LLC, Chicago, IL

52	Adviser, Money Managers and Service Providers

LifePoints® Funds Target Distribution Strategies

Russell Investment Company

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

MFS Institutional Advisors Inc., Boston, MA

Mondrian Investment Partners Ltd, London, United Kingdom

Pzena Investment Management, LLC, New York, NY

William Blair & Company LLC, Chicago, IL

Russell Global Equity Fund

GLG Inc., New York, NY

Harris Associates, L.P., Chicago, IL

MFS Institutional Advisors Inc., Boston, MA

Polaris Capital Management, LLC, Boston, MA

Sanders Capital, LLC, New York, NY

T. Rowe Price International, Inc., Baltimore, MD

Russell Emerging Markets Fund

AllianceBernstein L.P., New York, NY

Arrowstreet Capital, Limited Partnership, Boston, MA

Delaware Management Company, a Series of Delaware Management Business Trust, Philadelphia, PA

Genesis Asset Managers, LLP, Guernsey, Channel Islands

Harding Loevner LP, Bridgewater, NJ

UBS Global Asset Management (Americas) Inc., Chicago, IL

Victoria 1522 Investments, LP, San Francisco, CA

Russell Global Opportunistic Credit Fund

DDJ Capital Management, LLC, Waltham, MA

Lazard Asset Management LLC, New York, NY

Oaktree Capital Management, L.P., Los Angeles, CA

Stone Harbor Investment Partners LP, New York, NY

Russell Strategic Bond Fund

Brookfield Investment Management Inc., New York, NY

Colchester Global Investors Limited, London, United Kingdom

Logan Circle Partners, L.P., Philadelphia, PA

Macro Currency Group — an investment group within Principal Global Investors LLC, Des Moines, IA*

Metropolitan West Asset Management, LLC, Los Angeles, CA

Pacific Investment Management Company LLC, Newport Beach, CA

Wellington Management Company, LLP, Boston, MA

Russell Investment Grade Bond Fund

Logan Circle Partners, L.P., Philadelphia, PA

Macro Currency Group — an investment group within Principal Global Investors LLC, Des Moines, IA*

Metropolitan West Asset Management, LLC, Los Angeles, CA

Neuberger Berman Fixed Income LLC, Chicago, IL

Pacific Investment Management Company LLC, Newport Beach, CA

Russell Short Duration Bond Fund

Logan Circle Partners, L.P., Philadelphia, PA

Pacific Investment Management Company LLC, Newport Beach, CA

Wellington Management Company, LLP, Boston, MA

*

Principal Global Investors LLC is the asset management arm of the Principal Financial Group® (The Principal®), which includes various member companies including Principal Global Investors, LLC, Principal Global Investors (Europe) Limited, and others. The Macro Currency Group is the specialist currency investment group within Principal Global Investors. Where used herein, Macro Currency Group means Principal Global Investors, LLC.

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Adviser, Money Managers and Service Providers	53

Russell Investment Company	1301 Second Avenue	800-787-7354
	Seattle, Washington 98101	Fax: 206-505-3495
www.russell.com

36-08-225

Item 2. Code of Ethics. [Annual Report Only]

(a)	As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (“Code”).

(b)	That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

1)	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2)	full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by each Mutual Fund;

3)	compliance with applicable governmental laws, rules and regulations;

4)	the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

5)	accountability for adherence to the Code.

(c)	The Code was restated as of December 2006; the restatement did not involve any material change.

(d)	As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant’s principal executive officer and principal financial officer.

(e)	Not applicable.

(f)	The registrant has filed with the SEC, pursuant to Item 12(a)(1), a copy of the Code that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert. [Annual Report Only]

Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. Jack R. Thompson has been determined to be the Audit Committee Financial Expert and is also determined to be “independent” for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR.

Item 4. Principal Accountant Fees and Services. [Annual Report Only]

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2011	$98,100
2012	$28,011

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services
2011	$35,626	Tax audit related fees
2012	$13,000	Tax audit related fees

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

	Fees	Nature of Services
2011	$40,782	Tax filing services
2012	$12,200	Tax filing services

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services
2011	$0
2012	$0

(e) (1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:

Russell Investment Company

Russell Investment Funds

Audit and Non-Audit Services Pre-Approval Policy

Russell Investment Company (“RIC”)

Russell Investment Funds (“RIF”)

Audit and Non-Audit Services Pre-Approval Policy

Effective Date: August 30, 2011

I.	Statement of Purpose.

This Policy has been adopted by the joint Audit Committee (the “Audit Committee”) of Russell Investment Company (“RIC”) and Russell Investment Funds (“RIF”) to apply to any and all engagements of the independent auditor to RIC and RIF, respectively, for audit, non-audit, tax or other services. The term “Fund” shall collectively refer to RIC and RIF. The term “Investment Adviser” shall refer to the Funds’ advisor, Russell Investment Management Company (“RIMCo”). This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds’ independent auditor.

II.	Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of a Fund’s Board of Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the fund. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services (“non-audit services”) performed by the independent auditor for the fund to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the fund would be deemed impaired if the auditor provides a service whereby it:

•	Functions in the role of management of the Fund, the adviser of the Fund or any other affiliate* of the Fund;

•	Is in the position of auditing its own work; or

•	Serves in an advocacy role for the fund, the adviser of the fund or any other affiliate of the fund.

Accordingly, it is the Funds’ policy that the independent auditor for the Funds must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Funds. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Funds of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the fund, together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the fund on a case-by-case basis (“specific pre-approval”).

* For purposes of this Policy, an affiliate of the Funds is defined as the Funds’ investment adviser (but not a sub-adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

The Funds’ Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Funds’ independent audit. The Funds’ Audit and Non-Audit Pre-Approved Services Schedule lists the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Funds that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III.	Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV.	Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Funds require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Funds for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Funds’ systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include statutory audits and services associated with the Funds’ SEC registration statement on Form N-1A, periodic reports and documents filed with the SEC or other documents issued in connection with the Funds’ securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit services not listed in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

V.	Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Funds, or the separate financial statements for a series of the Funds that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. “Audit related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial report or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

VI.	Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the Funds, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds’ investments outside the United States. The Audit Committees will consult with the Treasurer of the Funds or outside counsel to determine that the Funds’ tax planning and reporting positions are consistent with this policy.

The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

VII.	All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule. Permissible “all other services” not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services are as follows:

•	Bookkeeping or other services relating to the accounting records or financial statements of the Funds

•	Financial information system design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources services

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Funds, or the Investment Advisor, authorize the independent auditor for the Funds to provide prohibited non-audit services.

VIII.	Pre-Approval Fee Levels or Budgeted Amounts.

Pre-Approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee (separate amounts may be specified for the Fund and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Funds (including any Audit-related or Tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as “all other services” for the Funds (including any such services for affiliates subject to pre-approval by the Audit Committee).

IX.	Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RIC/RIF Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Funds who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the

Clearance Committee of any such services rendered by the independent auditor for the Funds and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application is consistent with the SEC’s rules governing auditor independence.

The Internal Audit Department of Frank Russell Company, the parent company of RIMCo, and the officers of RIC and RIF will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Frank Russell Company or an officer of RIC or RIF.

X.	Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the independent auditor’s continuing independence from the Funds and its affiliates, including Frank Russell Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RIC, RIF and Frank Russell Company and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

Audit Fees	0%
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

2011	$0
2012	$0

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. [Not Applicable]

Item 6. [Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form]

Items 7-9. [Not Applicable]

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures

(a) Registrant’s principal executive officer and principal financial officer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant’s internal control over financial reporting.

Item 12. Exhibit List

(a) Registrant’s code of ethics described in Item 2

(b) Certification for principal executive officer of Registrant as required by Rule 30a-2(a) under the Act and certification for principal financial officer of Registrant as required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Russell Investment Company

By:	/s/ Sandra Cavanaugh
Sandra Cavanaugh
Principal Executive Officer and Chief Executive Officer

Date: February 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sandra Cavanaugh
Sandra Cavanaugh
Principal Executive Officer and Chief Executive Officer

Date: February 21, 2013

By:	/s/ Mark E. Swanson
Mark E. Swanson
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date: February 21, 2013